                                  EXHIBIT 99.1

------------------------------------------------------------------------------
CASE NAME: Physicians Resource Group, Inc.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CASE NUMBER: 00-30748-RCM
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            UNITED STATES BANKRUPTCY COURT

            NORTHERN AND EASTERN DISTRICTS OF TEXAS

            DIVISION       DALLAS
                      --------------------



            QUARTER ENDING:  September 30, 2001
            ------------------------------------

            FOR POST CONFIRMATION REPORTING
            -------------------------------

            QUARTERLY OPERATIONG REPORT AND QUARTERLY BANK RECONCILEMENT


I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST

CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY

BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRET AND COMPLETE.

DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS

ANY KNOWLEDGE.


RESPONSIBLE PARTY:

Original Signature of Responsible Party   /s/ Karen G. Nicolaou
                                        -------------------------------------

Printed Name of Responsible Party         Karen G. Nicolaou
                                  -------------------------------------------

Title     Controller - Secretary
          -------------------------------------------------------------------


PREPARER:

Original Signature of Preparer Party    /s/  Juliet C. Markovich
                                     ----------------------------------------

Printed Name of Preparer             Juliet C. Markovich
                          ---------------------------------------------------

Title     Assistant Controller
          -------------------------------------------------------------------

     POST CONFIRMATION
     QUARTERLY OPERATING REPORT




--------------------------------------------------------------------------
CASE NAME: Physicians Resource Group, Inc.
--------------------------------------------------------------------------
--------------------------------------------------------------------------


--------------------------------------------------------------------------
--------------------------------------------------------------------------
CASE NUMBER: 00-30748-RCM
--------------------------------------------------------------------------

QUARTER ENDING: September 30, 2001
----------------------------------

------------------------------------------------------------------------------------------------------------------
1.       BEGINNING OF QUARTER CASH BALANCE:                                                             9,048,193
------------------------------------------------------------------------------------------------------------------
          CASH RECEIPTS:
------------------------------------------------------------------------------------------------------------------
          CASH RECEIPTS DURING CURRENT QUARTER:
            (a).  Cash receipts from business opertations                 +                                     0
------------------------------------------------------------------------------------------------------------------
            (b).  Cash receipts from loan proceeds                        +                                     0
------------------------------------------------------------------------------------------------------------------
            (c).  Cash receipts from contributed capital                  +                                     0
------------------------------------------------------------------------------------------------------------------
            (d).  Cash receipts from tax refunds                          +                                28,178
------------------------------------------------------------------------------------------------------------------
            (e).  Cash receipts from other sources                        +                             2,995,333
------------------------------------------------------------------------------------------------------------------
2.                  TOTAL CASH RECEIPTS                                   =                             3,023,511
------------------------------------------------------------------------------------------------------------------
          CASH DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------
            (A).  PAYMENTS MADE UNDER THE PLAN:
------------------------------------------------------------------------------------------------------------------
                     (1).  Administrative                                 +                                62,122
------------------------------------------------------------------------------------------------------------------
                     (2).  Secured Creditors                              +                                     0
------------------------------------------------------------------------------------------------------------------
                     (3).  Priority Creditors                             +                                     0
------------------------------------------------------------------------------------------------------------------
                     (4).  Unsecured Creditors                            +                             1,250,000
------------------------------------------------------------------------------------------------------------------
                     (5).  Additional Plan Payments                       +                                     0
------------------------------------------------------------------------------------------------------------------
            (B).  OTHER PAYMENTS MADE THIS QUARTER:
------------------------------------------------------------------------------------------------------------------
                     (1).  General Business                               +                             1,485,568
------------------------------------------------------------------------------------------------------------------
                     (2).  Other Disbursements                            +                                     0
------------------------------------------------------------------------------------------------------------------
3.                  TOTAL DISBURSEMENTS THIS QUARTER                      =                             2,797,690
------------------------------------------------------------------------------------------------------------------
4.       CASH BALANCE END OF QUARTER                                      =                             9,274,014
Line 1 - Plus Line 2 - Minus Line 3 = Line 4
------------------------------------------------------------------------------------------------------------------

         POST CONFIRMATION
         QUARTERLY BANK RECONCILEMENT

-----------------------------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
-----------------------------------------------------------------
-----------------------------------------------------------------
 CASE NUMBER: 00-30748-RCM
-----------------------------------------------------------------

 The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

 QUARTER ENDING:  September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
 Bank Reconciliations                            Account #1       Account #2       Account #3       Account #4       Account #5
------------------------------------------------------------------------------------------------------------------------------------
 A.     BANK                                          SWBOT           SWBOT *          SWBOT *          SWBOT *           SWBOT
------------------------------------------------------------------------------------------------------------------------------------
 B.     ACCOUNT NUMBER                               326003           300993           30100            301019           306258
------------------------------------------------------------------------------------------------------------------------------------
 C.     PURPOSE (TYPE)                           OPERATING  (1)  Eye Corp Proceeds    PRG Georgia    AOI Proceeds  Admin Exp Reserve
                                                                                        Proceed
------------------------------------------------------------------------------------------------------------------------------------
      1       BALANCE PER BANK STATEMENT                 400,095                -                -                -                -
------------------------------------------------------------------------------------------------------------------------------------
      2       ADD: TOTAL DEPOSITS NOT CREDITED
------------------------------------------------------------------------------------------------------------------------------------
      3       SUBTRACT: OUTSTANDING CHECKS               123,544
------------------------------------------------------------------------------------------------------------------------------------
      4  (2)  OTHER RECONCILING ITEMS
------------------------------------------------------------------------------------------------------------------------------------
      5       MONTH END BALANCE PER BOOKS                276,551                -                -                -                -
====================================================================================================================================
      6       NUMBER OF LAST CHECK WRITTEN                  3427                                                                1004
====================================================================================================================================
      7       CASH: CURRENCY ON HAND                           -                -                -                -                -
------------------------------------------------------------------------------------------------------------------------------------
      8       TOTAL CASH - END OF MONTH                  276,551                -                -                -                -
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Bank Reconciliations                           Account #6       Account #7       Account #8       Account #9
-------------------------------------------------------------------------------------------------------------------
 A.     BANK                                         SWBOT            SWBOT           SWBOT *         COMERICA*
-------------------------------------------------------------------------------------------------------------------
 B.     ACCOUNT NUMBER                              306266           306274           290084         1880647522          TOTAL
-------------------------------------------------------------------------------------------------------------------
 C.     PURPOSE (TYPE)                         Professional Fee   Physicians Claim   Stock Plan        TAX ESCROW
                                                    Reserve          Reserve         Escrow (3)
-----------------------------------------------------------------------------------------------------------------------------------
      1       BALANCE PER BANK STATEMENT                      -        8,822,245           20,385          155,999       9,398,724
-----------------------------------------------------------------------------------------------------------------------------------
      2       ADD: TOTAL DEPOSITS NOT CREDITED                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------------
      3       SUBTRACT: OUTSTANDING CHECKS                                 1,146                                           124,690
-----------------------------------------------------------------------------------------------------------------------------------
      4  (2)  OTHER RECONCILING ITEMS                                        (20)                                              (20)
-----------------------------------------------------------------------------------------------------------------------------------
      5       MONTH END BALANCE PER BOOKS                     -        8,821,079           20,385          155,999       9,274,014
==================================================================================================================================
      6       NUMBER OF LAST CHECK WRITTEN                 1009             1084                              N/A
==================================================================================================================================
      7       CASH: CURRENCY ON HAND                          -                -                -                -               -
----------------------------------------------------------------------------------------------------------------------------------
      8       TOTAL CASH - END OF MONTH                       -        8,821,079           20,385          155,999       9,274,014
----------------------------------------------------------------------------------------------------------------------------------
          *   Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for
              Physicians Resource Group, Inc. and affiliated companies.
          (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.
          (2) Interest income not on G/L.
          (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.
------------------------------------------------
 CASH IN:
 INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------
 BANK, ACCOUNT NAME AND NUMBER               DATE OF PURCHASE       TYPE OF INSTRUMENT                                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
      9
---------------------------------------------------------------------------------------------------------------------------------
     10
---------------------------------------------------------------------------------------------------------------------------------
     11
---------------------------------------------------------------------------------------------------------------------------------
     12
---------------------------------------------------------------------------------------------------------------------------------
     13       TOTAL CASH INVESTMENTS                                                                                           -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     14       TOTAL CASH                         LINE 8 - PLUS LINE 13 = LINE 14 ****                                  9,274,014
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         ****
              **** Must tie to Line 4, Quarterly Operating Report

 NOTE:        Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries : EyeCorp, PRG Georgia, and AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by these subsidiaies during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.